UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2014

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 8, 2014, Patterson-UTI Energy, Inc. (the "Company") appointed Tiffany J. Thom to the Company’s Board of Directors. Ms. Thom has more than 20 years of operational and financial experience within the energy industry. Most recently, she held the position of Executive Vice President, Chief Financial Officer for EPL Oil & Gas, Inc., which was a New York stock exchange listed company prior to its recent sale. Prior to that, Ms. Thom held various senior positions in financial and corporate management, and she has had extensive experience as both a manager of E&P reserves and as a reservoir engineer. Ms. Thom received a Master of Business Administration degree from Tulane University and a Bachelor of Science degree in Engineering from the University of Illinois.

The addition of Ms. Thom expands the Company’s Board of Directors to eight members. There is no arrangement or understanding between Mr. Thom and any other persons pursuant to which Mr. Thom was selected as a director.

In connection with her appointment as a member of the Board of Directors, Ms. Thom was granted 3,000 shares of restricted stock and options to purchase 10,000 shares of common stock of the Company, all of which shall vest on August 8, 2015. The Company has also entered into an indemnification agreement (the "Indemnification Agreement") with Ms. Thom. Under the Indemnification Agreement, in exchange for her service to the Company, the Company has agreed to, among other things, indemnify her against liabilities that may arise by reason of her status or service as a director (subject to certain exceptions) and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. This Indemnification Agreement is substantially similar to the indemnification agreements that have been entered into with each of the other executive officers and directors of the Company. The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, a copy of which was filed on April 28, 2004 as Exhibit 10.11 to the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2003 (SEC File No. 000-22664) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated August 11, 2014, relating to the appointment of Tiffany J. Thom as a member of the Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

August 11, 2014	By:	/s/ John E. Vollmer III

Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 11, 2014, relating to the appointment of Tiffany J. Thom as a member of the Board of Directors